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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                               September 4, 2001
                               (Date of report)


                          CUMETRIX DATA SYSTEMS CORP.
            (Exact Name of Registrant as Specified in its Charter)

      California                         0-14001                   98-4574138
(State of Incorporation)        (Commission File Number)       (IRS Employer ID)


                               957 Lawson Street
                          Industry, California 91478
                   (Address of Principal Executive Offices)


                                (626) 965-6899
             (Registrant's telephone number, including area code)
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ITEM 5.  Other Events.

On August 18, 2001 Cumetrix Data Systems received papers filed in the northern district of California informing the company that it's largest customer Egghead.Com has filed a voluntary petition under Chapter 11 of the United States Bankruptcy laws. This event is considered material to the business of Cumetrix not only because of the substantial revenue loss to the company, but also due to the amount of receivable from Egghead.com. The company is currently in process of assessing the full impact of this filing on the company's operations.
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                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     CUMETRIX DATA SYSTEMS CORP.


                                     By: /s/ MAX TOGHRAIE
                                        ------------------
                                        Max Toghraie,
                                        Chief Executive Officer

Dated:  September 4, 2001